EXHIBIT 99.A

- -----------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
- -----------------------------------------------------------------------------
HORIZON BANCORP, INC.
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                           JUNE 30             DECEMBER 31
                                                                             1998                  1997
                                                                         -----------           -----------
ASSETS
Cash and due from banks                                                  $    25,721           $    31,262
Federal funds sold                                                            12,265                14,035
                                                                         -----------           -----------
                                      Cash and cash equivalents               37,986                45,297

Investment securities:
  Available-for-sale, at fair value                                          168,593               173,864
  Held-to-maturity, at cost (approximate fair value of $41,572
  at June 30, 1998, and $42,771 at December 31, 1997)                         40,430                41,554

Loans:
  Total loans                                                                759,916               728,239
  Less:  Allowance for loan losses                                            (9,784)              (10,517)
                                                                         -----------           -----------
                                                      Net loans              750,132               717,722
Premises and equipment, net                                                   16,732                17,123
Accrued interest receivable and other assets                                  26,634                24,721
                                                                         -----------           -----------
                                                   Total assets          $ 1,040,507           $ 1,020,281
                                                                         ===========           ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
  Non-interest bearing                                                       120,301           $   113,415
  Interest bearing                                                           741,205               727,892
                                                                         -----------           -----------
                                                 Total deposits              861,506               841,307
Short-term borrowings                                                         43,704                42,642
Long-term borrowings                                                           5,972                 7,102
Accrued interest payable and other liabilities                                13,413                15,208
                                                                         -----------           -----------
                                              Total liabilities              924,595               906,259

Shareholders' equity:
  Common stock, $1 par value; 20,000 shares authorized;
  9,312 shares issued, including 177 shares in treasury at
  June 30, 1998 and 9,310 shares issued, including 106
  shares in treasury at December 31, 1997                                      9,312                 9,310
  Capital surplus                                                             19,814                19,784
  Retained earnings                                                           90,616                86,768
  Treasury stock, at cost                                                     (5,052)               (2,938)
  Accumulated other comprehensive income                                       1,222                 1,098
                                                                         -----------           -----------
                                     Total shareholders' equity              115,912               114,022
                                                                         -----------           -----------
                     Total liabilities and shareholders' equity          $ 1,040,507           $ 1,020,281
                                                                         ===========           ===========


See notes to consolidated financial statements.

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CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
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HORIZON BANCORP, INC.
(AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)



                                                                     THREE MONTHS ENDED                  SIX MONTHS ENDED
                                                                          JUNE 30                            JUNE 30
                                                                   1998             1997              1998               1997
                                                                  -------          -------          --------           --------
Interest income:
  Interest and fees on loans                                      $17,402          $15,046          $ 33,936           $ 29,525
  Interest and dividends on investment securities:
    Taxable                                                         2,316            2,796             4,804              5,696
    Tax-exempt                                                        790              835             1,581              1,615
  Federal funds sold and other                                        376               38               707                114
                                                                  -------          -------          --------           --------
                                   Total interest income           20,884           18,715            41,028             36,950
Interest expense:
  Deposits                                                          8,636            7,227            16,885             14,248
  Short-term borrowings                                               440              192             1,086                477
                                                                  -------          -------          --------           --------
                                  Total interest expense            9,076            7,419            17,971             14,725
                                                                  -------          -------          --------           --------
                                     Net interest income           11,808           11,296            23,057             22,225
Provision for loan losses                                             557              400             1,266              1,100
                                                                  -------          -------          --------           --------
     Net interest income after provision for loan losses           11,251           10,896            21,791             21,125

Other income:
  Service charges and fees                                          1,137              984             2,149              1,864
  Investment securities gains (losses)                                  3                2               (22)               (36)
  Other                                                               546              441             1,212                934
                                                                  -------          -------          --------           --------
                                      Total other income            1,686            1,427             3,339              2,762
Other expenses:
  Salaries and employee benefits                                    3,227            3,114             6,470              6,304
  Net occupancy expense                                               398              471               853                925
  Equipment expense                                                   752              594             1,364              1,128
  Outside data processing                                             596              476             1,125              1,051
  Advertising                                                          82              141               162                294
  Other                                                             2,255            2,125             3,992              3,751
                                                                  -------          -------          --------           --------
                                    Total other expenses            7,310            6,921            13,966             13,453
                                                                  -------          -------          --------           --------
                              Income before income taxes            5,627            5,402            11,164             10,434
Applicable income taxes                                             1,927            1,890             3,840              3,680
                                                                  -------          -------          --------           --------
                                              Net income          $ 3,700          $ 3,512          $  7,324           $  6,754
                                                                  =======          =======          ========           ========

Earnings per common share:
  Basic                                                           $  0.41          $  0.38          $   0.80           $   0.73
                                                                  =======          =======          ========           ========
  Diluted                                                         $  0.40          $  0.38          $   0.80           $   0.73
                                                                  =======          =======          ========           ========
Average common shares outstanding:
  Basic                                                             9,136            9,271             9,155              9,283
                                                                  =======          =======          ========           ========
  Diluted                                                           9,188            9,294             9,204              9,301
                                                                  =======          =======          ========           ========


See notes to consolidated financial statements.

- ------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (UNAUDITED)
- ------------------------------------------------------------------------------
HORIZON BANCORP, INC.
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                                   ACCUMULATED
                                                                                                      OTHER
                                                      COMMON     CAPITAL    RETAINED    TREASURY   COMPREHENSIVE
                                                       STOCK     SURPLUS    EARNINGS     STOCK        INCOME       TOTAL
                                                      ------     -------    --------     -----     -------------   -----

Balances at December 31, 1997                         $ 9,310     $19,784    $ 86,768     $(2,938)    $1,098    $ 114,022
Comprehensive income:
  Net income                                                -           -       7,324           -          -        7,324
  Other comprehensive income, net of tax:
    Unrealized gains on available-for-sale
    securities, net of reclassification adjustment          -           -           -           -        124          124
                                                                                                                ---------
Comprehensive income                                                                                                7,448
Cash dividends ($0.19 per share)                            -           -      (3,477)          -          -       (3,477)
Purchase of treasury shares                                 -           -           -      (2,114)         -       (2,114)
Exercise of stock options                                   2          30           -           -          -           32
                                                      -------     -------    --------     -------     ------    ---------
Balances at June 30, 1998                             $ 9,312     $19,814    $ 90,615     $(5,052)    $1,222    $ 115,911
                                                      =======     =======    ========     =======     ======    =========

Disclosure of reclassification amount:
Unrealized holding gains on available-for-sale
  securities arising during the period                                                                $ 110
Less:  reclassification adjustment for losses
   realized in net income                                                                               (14)
Net unrealized losses on available-for-sale                                                           -----
  securities, net of tax                                                                              $ 124
                                                                                                      =====


See notes to consolidated financial statements.

- ------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
- ------------------------------------------------------------------------------
HORIZON BANCORP, INC.
(AMOUNTS IN THOUSANDS)


                                                                                FOR THE SIX MONTHS ENDED
                                                                                        JUNE 30
                                                                                  1998             1997
                                                                                --------        --------
OPERATING ACTIVITIES
Net income                                                                      $  7,324        $  6,754
Adjustments to reconcile net income to net cash provided by
  operating activities:
    Depreciation and Amortization                                                  1,287             934
    Provision for loan losses                                                      1,266           1,100
    Loss on sale of investment securities                                             22              36
    Loss on sale of assets                                                            43               -
    Change in accrued interest receivable and other assets                        (2,300)         (2,343)
    Change in accrued interest payable and other liabilities                      (1,880)          2,427
                                                                                --------        --------
                                Net cash provided by operating activities          5,762           8,908


INVESTING ACTIVITIES
Proceeds from sales of available-for-sale securities                               5,473          16,480
Proceeds from maturities of available-for-sale securities                         36,284          11,744
Purchases of available-for-sale securities                                       (37,250)         (6,278)
Proceeds from maturities of held-to-maturity securities                            2,070             390
Net increase in loans                                                            (33,676)        (31,135)
Purchases of premises and equipment                                                 (546)           (898)
                                                                                --------        --------
                                    Net cash used in investing activities        (27,645)         (9,697)


FINANCING ACTIVITIES
Net increase in deposits                                                          20,199           3,359
Net decrease in long-term borrowings                                              (1,130)              -
Net increase (decrease) in short-term borrowings                                   1,062            (495)
Cash dividends paid                                                               (3,477)         (3,156)
Purchase of treasury shares                                                       (2,114)           (919)
Exercise of stock options                                                             32              12
                                                                                --------        --------
                      Net cash provided by (used in) financing activities         14,572          (1,199)
                                Net decrease in cash and cash equivalents         (7,311)         (1,988)
Cash and cash equivalents at beginning of period                                  45,297          38,958
                                                                                --------        --------
                               Cash and cash equivalents at end of period       $ 37,986        $ 36,970
                                                                                ========        ========


See notes to consolidated financial statements.

- ------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
- ------------------------------------------------------------------------------

HORIZON BANCORP, INC.
JUNE 30, 1998
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

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NOTE 1.  BASIS OF PRESENTATION
- ------------------------------------------------------------------------------

     The accompanying unaudited interim consolidated financial statements have been prepared by Horizon Bancorp, Inc. ("Horizon"), in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments, consisting of normal recurring accruals, considered necessary for a fair presentation have been included. The results of operations for the six month period ended June 30, 1998, are not necessarily indicative of the results to be expected for the year ending December 31, 1998.

     These financial statements should be read in conjunction with the financial statements and notes included in the 1997 Annual Report and Form 10-K of Horizon Bancorp, Inc.


- ------------------------------------------------------------------------------
NOTE 2.  MERGERS AND ACQUISITIONS
- ------------------------------------------------------------------------------

     On August 7, 1998, Horizon Bancorp, Inc., a West Virginia corporation ("Horizon"), entered into an Agreement and Plan of Reorganization with City Holding Company, a West Virginia corporation ("City Holding"), for a tax-free merger of the two companies under which each outstanding share of common stock, par value $1.00 per share, of Horizon ("Horizon Common Stock") would be converted into the number of shares of common stock, par value $2.50 per share, of City Holding ("City Holding Common Stock"). Under the agreement, the exchange ratio is determined by dividing $45.00 per share of Horizon Common Stock (the "Common Stock Price Per Share") by the average closing price of the City Holding Common Stock as reported on the Nasdaq National Market for each of the 10 trading days ending on the 10th day prior to the day of the effective time of the merger between Horizon and City Holding (the "Average Close Price"), which quotient will be rounded to the nearest one-one thousandth (the "Exchange Ratio"); provided that if the Average Close Price is $44.50 or greater, then the Exchange Ratio shall be 1.011 and if the Average Close Price is $40.50 or less, then the Exchange Ratio shall be 1.111.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
- ------------------------------------------------------------------------------



- ------------------------------------------------------------------------------
NOTE 3. INVESTMENT SECURITIES
- ------------------------------------------------------------------------------

Management determines the appropriate classification of securities at the time of purchase. Debt securities are classified as held-to-maturity when Horizon has the positive intent and ability to hold the securities to maturity. Held-to-maturity securities are stated at amortized cost.

Debt securities not classified as held-to-maturity and marketable equity securities are classified as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of deferred income taxes, reported in a separate component of shareholders' equity. Horizon does not hold investment securities for trading purposes.

The amortized cost and estimated fair values of investment securities are as follows:

                                                                                JUNE 30, 1998
                                                       ---------------------------------------------------------
                                                                             GROSS        GROSS       ESTIMATED
                                                            AMORTIZED      UNREALIZED   UNREALIZED      FAIR
                                                               COST          GAINS        LOSSES        VALUE
                                                       ---------------------------------------------------------
AVAILABLE-FOR-SALE SECURITIES
U.S. Treasury securities and obligations of U.S.
  government agencies and corporations                       $124,683       $1,407       $ (88)       $126,002
Obligations of state and political subdivisions                27,144          648         (21)         27,771
Mortgage-backed securities                                      7,071           55         (29)          7,097
Other securities                                                7,666          123         (66)          7,723
                                                             --------       ------       -----        --------
                                                Totals       $166,564       $2,233       $(204)       $168,593
                                                             ========       ======       =====        ========

HELD-TO-MATURITY SECURITIES
Obligations of state and political subdivisions              $ 40,430       $1,144       $  (2)       $ 41,572
                                                             ========       ======       =====        ========



                                                                                DECEMBER 31, 1997
                                                       ---------------------------------------------------------
                                                                            GROSS         GROSS      ESTIMATED
                                                             AMORTIZED    UNREALIZED    UNREALIZED      FAIR
                                                                COST        GAINS        LOSSES         VALUE
                                                       ---------------------------------------------------------
AVAILABLE-FOR-SALE SECURITIES
U.S. Treasury securities and obligations of U.S.
  government agencies and corporations                       $131,426       $1,206       $ (80)       $132,552
Obligations of state and political subdivisions                21,038          642           -          21,680
Mortgage-backed securities                                      9,668           53         (49)          9,672
Other securities                                                9,873          111         (24)          9,960
                                                             --------       ------       -----        --------
                                                Totals       $172,005       $2,012       $(153)       $173,864
                                                             ========       ======       =====        ========

HELD-TO-MATURITY SECURITIES
Obligations of state and political subdivisions              $ 41,554       $1,222       $  (5)       $ 42,771
                                                             ========       ======       =====        ========

- ------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
- ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE 4.  ALLOWANCE FOR LOAN LOSSES
- ------------------------------------------------------------------------------


A summary of changes in the allowance for loan losses follows:


                                                                      JUNE 30
                                                                1998            1997
                                                               ------           -----
Balance at beginning of period                                $10,517         $ 9,607

Charge-offs                                                    (2,665)         (1,462)
Recoveries                                                        666           1,511
                                                              -------         -------
Net charge-offs                                                (1,999)             49

Provision for loan losses                                       1,266           1,100
                                                              -------         -------
                               Balance at end of period       $ 9,784         $10,756
                                                              =======         =======

Allowance for loan losses as a % of total loans                  1.29%           1.62%
Earnings coverage of net charge-offs                             3.72X             NA




At June 30, 1998, the recorded investment in loans that are considered to be impaired was not significant.

- ------------------------------------------------------------------------------
NOTE 5.  NEW ACCOUNTING STANDARDS
- ------------------------------------------------------------------------------

On January 1, 1998, Horizon adopted the provisions of Statement of Financial Accounting Standards (SFAS) No. 125, Accounting For Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (Statement 125), relating to repurchase agreements, securities lending and other similar transactions and pledged collateral, which had been delayed until after December 31, 1997 by SFAS No. 127, Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125, an amendment of FASB Statement No. 125 (Statement 127). Statement 125 provides accounting and reporting standards for transfers and servicing of financial assets and extinguishment of liabilities based on a consistent application of "financial-components approach" that focuses on control. Under that approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered and derecognizes financial liabilities when extinguished. Statement 125 provides standards for consistently distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. The adoption of the additional provisions of Statement 125 as amended by Statement 127 resulted in no material impact on Horizon's financial position or results of operations.

On January 1, 1998, Horizon also adopted SFAS No. 130, Reporting Comprehensive Income. This statement establishes standards for reporting the components of comprehensive income and requires that all items that are required to be recognized under accounting standards as components of comprehensive income be included in a financial statement that is displayed with the same prominence as other financial statements. Comprehensive income includes net income as well as certain items that are reported directly within a separate component of shareholders' equity and bypass net income. The adoption of Statement 130 did not have a material impact on Horizon's financial position or results of operations. Comprehensive income for the second quarter of 1998 and 1997 approximated $3,777 and $4,240.

- ------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
- ------------------------------------------------------------------------------


In February 1998, the Financial Accounting Standards Board (FASB) issued Statement 132, Employers' Disclosures About Pension and Other Postretirement Benefits--an amendment of FASB Statements No. 87, 88, and 106. This Statement revises employers' disclosures about pension and other postretirement benefit plans, but does not change the measurement or recognition of those plans. It standardizes the disclosure requirements to the extent practicable, requires additional information on changes in the benefit obligations and fair values disclosures that are no longer as useful as they were when Statements 87, 88 and 106 were issued. This Statement is effective for fiscal years beginning after December 15, 1997. These disclosure requirements will have no material impact on Horizon's financial position or results of operations.